UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported)   April 11, 2007

                            Bank of the Ozarks, Inc.
             (Exact name of registrant as specified in its charter)

                                    Arkansas
                 (State or other jurisdiction of incorporation)

              0-22759                                 71-0556208
      (Commission File Number)             (IRS Employer Identification No.)

12615 Chenal Parkway, Little Rock, Arkansas             72211
 (Address of principal executive offices)             (Zip Code)

                                 (501) 978-2265
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     (  )  Written communications pursuant to Rule 425 under the Securities Act

     (  )  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     ( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     ( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 2.02  Results of Operations and Financial Condition.

           The Registrant hereby furnishes its press release announcing First Quarter 2007 Earnings which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.01  Regulation FD Disclosure

           See Item 2.02. Results of Operations and Financial Condition


Item 9.01  Financial Statements and Exhibits.

           (d)   Exhibits

                 99.1 Press Release: Bank of the Ozarks, Inc. Announces First Quarter 2007 Earnings

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  BANK OF THE OZARKS, INC.
                                                ----------------------------
                                                       (Registrant)





Date:  April 11, 2007                           /s/ Paul Moore
                                                --------------------------------
                                                Paul Moore
                                                Chief Financial Officer
                                                 and Chief Accounting Officer



  Exhibit No.      Document Description

     99.1 Press Release: Bank of the Ozarks, Inc. Announces First Quarter 2007 Earnings